Exhibit (d)(4)


                        UNITS PURCHASE AND SALE AGREEMENT
                        ---------------------------------

     THIS AGREEMENT is made and entered into this 1st day of March, 2000 by and among PETER D. ANZO ("Anzo"), a Georgia resident, and GILBERT H. WATTS, JR. a Georgia resident ("Watts").

                              W I T N E S S E T H:

     WHEREAS, Petersen and Anzo and Watts have determined that they shall resolve certain business matters among themselves as follows:

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. COORDINATION WITH OTHER AGREEMENTS. This Agreement is being entered into with reference to certain other agreements identified as follows:

          (i) A certain $1,285,000 Promissory Note of even date herewith from Anzo to Watts (the "Margin Loan Note").

          (ii) The Agreement and certificate of Vinings Investment Properties, L.P. dated ___________, 19__ as the same has heretofore or shall hereafter be amended (the "Operating Partnership Agreement"; and the limited partnership governed thereby is referred to as "Operating Partnership").

     2. CLOSING. Unless otherwise agreed by the parties hereto, a Closing to effect the purchase and sale contemplated by this Agreement shall occur at 3111 Paces Mill Road, Atlanta, Georgia 30339 at 10:00 a.m. (Atlanta, Georgia time) on the earlier of the second anniversary hereof or acceleration of the maturity of the Margin Loan Note due to default thereunder. Anzo shall have the right to require Closing hereunder at any earlier date. The obligations of the parties hereto to proceed with closing are conditioned upon each party performing its obligations hereunder at Closing.

     3. DELIVERIES TO ANZO BY WATTS. At Closing, Watts shall deliver to Anzo a Conveyance of 470,588 Series A Preferred Units in the form attached hereto as Exhibit "A" and hereby made a part hereof to convey all Series A Preferred Units in the Operating Partnership now owned by any "Watts Affiliates" (as defined below) or that is acquired by any Watts Affiliate prior to Closing. For the purposes of this Agreement, the term "Watts Affiliates" shall refer to Watts, Watts Agent L.P., any member of Watts family, any assignee or transferee of a Watts Affiliate, and/or any trust, partnership or other entity established for the benefit of such persons.

     4. PAYMENT BY ANZO TO WATTS. At Closing, Anzo shall pay Watts a purchase price as follows:

          (a) The amount of the purchase price shall be $4.25 for each Series A Preferred Unit conveyed to Anzo ($2,000,000) plus accrued and unpaid dividends.

          (b) The purchase price shall be paid by wired funds (unless otherwise agreed by Watts).

     5. SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue by reason of failure to perform all obligations under this Agreement. Therefore, if any of the parties hereto shall institute any action or proceeding to enforce the provisions hereof, the defendant or defendants against whom such action or proceedings is brought hereby waives the claim or defense therein that such party or parties has or have an adequate remedy at law and such person shall not urge in any action or proceeding the claim or defense that such remedy at law exists.

     6. MISCELLANEOUS.

     (a) NOTICES. All notices, designations, consents, offers, acceptances, or other communications provided for herein shall be given in writing by telecopy, overnight air courier service, or by United States registered or certified mail, postage prepaid, return receipt requested. Such notices shall be addressed to the parties hereto at the addresses as set forth below or at such other address as the parties hereto may designate to the other in writing. Notices shall be deemed received when delivered or when delivery is refused as shown by the delivery receipt, airbill or telecopy confirmation. The addresses for notices are as follows:

                                    Peter Anzo
                                    3111 Paces Mill Road, Suite A-200
                                    Atlanta, Georgia 30339
                                    Telecopy 770-850-0655

                                    Gilbert H. Watts, Jr.
                                    P.O. Box  682
                                    Dalton, Georgia 30722
                                    Telecopy 706-226-4116

          (b) INVALID PROVISION. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted. No provision shall be constructed against any party by virtue of his having drafted the Agreement or provision, it being the intent of the parties that this Agreement shall be considered to have drafted by both parties.

          (c) MODIFICATION. This Agreement may be amended or modified only by an instrument in writing signed by all of the parties hereto. No modification of this Agreement or waiver of any provision hereof or default hereunder shall affect the right of any party thereafter to enforce any other provision or to exercise any other right or remedy in the event of any other default, whether or not similar.

          (d) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (e) SURVIVAL. All agreements, representations, warranties and covenants made in this Agreement or contained in any document or other instrument executed or delivered pursuant to this Agreement for the transactions contemplated hereby shall survive the execution and delivery of this Agreement and consummation of the transactions contemplated hereby and shall thereafter continue and remain in full force and effect.

          (f) HEADINGS, COUNTERPARTS, ETC. The headings of the sections and subparagraphs contained in this Agreement are for the convenience of reference only and do not form a part hereof and in no way modify the meaning of such sections or subparagraphs. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original. All information given by any party hereto to any other party, unless otherwise publicly available, shall be considered confidential and shall be used only for the purpose intended. Variations among pronouns shall not be relied upon in the interpretation of this Agreement and a singular number shall include the plural, each gender, the other or neuter, as the context may require. This Agreement contains the entire agreement of the parties with respect to the matters herein and any prior oral or written agreements are deemed merged herein.

          (g) GOVERNING LAW. This Agreement and the legal relationships among the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.

         7. VOLUNTARY AGREEMENT. EACH PARTY ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT; THAT EACH HAS CONFERRED WITH COUNSEL OF HIS CHOICE CONCERNING ITS TERMS, CONDITIONS, AND EFFECT BEFORE SIGNING THIS AGREEMENT; AND THAT EACH ENTERS INTO THIS AGREEMENT FREELY AND VOLUNTARILY AND EACH SIGNATORY HERETO WARRANTS THAT HE HAS THE AUTHORITY TO EXECUTE THIS AGREEMENT. Each party hereto represents that the securities that he shall acquire under this Agreement are being acquired for investment purposes without a view towards further distribution of the same (except to the extent that such securities are the subject of an effective federal and state securities registration or exemption from registration).


         IN WITNESS WHEREOF, the parties hereto have executed and sealed this Agreement the day and year first written above.


/s/ Martin H. Petersen                  /s/ Peter D. Anzo
_________________________________   ________________________________(SEAL)
WITNESS                                     PETER D. ANZO


/s/ Martin H. Petersen                  /s/ Gilbert H. Watts, Jr.
_________________________________   ________________________________(SEAL)
WITNESS                                     GILBERT H. WATTS, JR.